Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT; AMENDMENT TO ASSIGNMENTS
OF EARNINGS AND ASSIGNMENTS OF INSURANCES
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT; AMENDMENT TO ASSIGNMENTS OF EARNINGS AND ASSIGNMENTS OF INSURANCES (this “Second Amendment”) is entered into as of May 8, 2009 (the “Amendment Date”), by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
     WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2008, and amended by the First Amendment to Credit Agreement, dated as of March 10, 2009 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
     WHEREAS, Trico Assets and Trico Operators entered into those certain Assignments of Earnings in favor of the Collateral Agent, dated August 29, 2008 in respect of each of M/V Kings River, M/V Elm River and M/V Big Blue River, dated October 30, 2008 in respect of M/V Trico Mystic and dated December 31, 2008 in respect of the M/V Trico Moon (each, an “Assignment of Earnings” and together, the “Assignments of Earnings”);
     WHEREAS, Trico Assets and Trico Operators entered into those certain Assignments of Insurances in favor of the Collateral Agent, dated August 29, 2008 in respect of each of M/V Kings River, M/V Elm River and M/V Big Blue River, dated October 30, 2008 in respect of M/V Trico Mystic and dated December 31, 2008 in respect of the M/V Trico Moon (each, an “Assignment of Insurances” and together, the “Assignments of Insurances”);
     WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided and the parties hereby acknowledge and agree that the amendments set forth below shall apply retroactively as of August 29, 2008 (the “Second Amendment Effective Date”); and
     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
     I. Amendments to Credit Agreement.
          1. Schedule XVII to the Credit Agreement is hereby amended by deleting the text “$1,000,000,000” in paragraph (a)(ii)(y) thereof and inserting the text “$76,000,000” in lieu thereof.
     II. Amendments to Assignments of Earnings and Assignments of Insurances.
          1. Each Assignment of Earnings is hereby amended by deleting Section 11(a) of each such Assignment of Earnings in its entirety and inserting the following new Section 11(a) in lieu thereof:
     “Section 11. (a) THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT TO WHICH THE ASSIGNOR OR THE OPERATOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED WITHIN THE CITY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ASSIGNOR AND THE OPERATOR HEREBY IRREVOCABLY ACCEPT FOR EACH OF THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE ASSIGNOR AND THE OPERATOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ASSIGNOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.”
          2. Each Assignment of Insurances is hereby amended by deleting the 13th paragraph of each such Assignment of Insurances in its entirety and inserting the following new 13th paragraph in lieu thereof:
     “THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT TO WHICH THE ASSIGNOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED WITHIN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ASSIGNOR HEREBY IRREVOCABLY

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ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ASSIGNOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.”
     IV. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that other than with respect to a Default or Event of Default that has occurred under Section 11.03(ii) of the Credit Agreement as a result of a violation of Section 9.03 of the Credit Agreement (which Default or Event of Default is cured by this Second Amendment), (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined herein) before giving effect to this Second Amendment, (ii) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined herein) after giving effect to this Second Amendment and (iii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          2. The Credit Agreement is modified only by the express provisions of this Second Amendment and this Second Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.
          3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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          5. This Second Amendment shall become effective on the Amendment Date (and the amendments and other modifications set forth herein shall apply retroactively as of the Second Amendment Effective Date) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).
          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

TRICO MARINE SERVICES, INC.
By:
Name:
Title:

TRICO MARINE ASSETS INC.
By:
Name:
Title:

TRICO MARINE OPERATORS, INC.
By:
Name:
Title:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent and as Collateral Agent
By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH

By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BAYERISCHE HYPO-UND VEREINSBANK AG

By:
Name:
Title:

By:
Name:
Title: